Net finance costs	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Net finance costs
21    Net finance costs

	2020	2019	2018
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	1,099	1,296	1,168
Interest capitalised at 4.14% (2019: 4.96%; 2018: 4.24%) (1)	(308)	(248)	(139)
Interest on lease liabilities	90	47	59
Discounting on provisions and other liabilities	452	470	414
Other gains and losses:
Fair value change on hedged loans	721	729	(265)
Fair value change on hedging derivatives	(788)	(809)	329
Exchange variations on net debt	(18)	6	(19)
Other	14	19	20

Total financial expenses	1,262	1,510	1,567

Financial income
Interest income	(351)	(446)	(322)

Net finance costs	911	1,064	1,245

(1)
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$92 million (2019: US$74 million; 2018: US$42 million).

Recognition and measurement
Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.